UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01 Other Events.
On May 8, 2025, Isabella Bank Corporation (the “Company”) issued a press release announcing that its shares of common stock have been approved for listing on The Nasdaq Capital Market. Beginning with the opening of trading on Monday, May 12, 2025, the Company’s shares of common stock will be listed for trading on the Nasdaq Capital Market under its current symbol, “ISBA.” The Company’s shares of common stock will continue to be quoted for trading on the OTCQX under the same symbol through May 9, 2025.
A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in this Item 8.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the registrant under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

99.1	Press release issued May 8, 2025
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	May 8, 2025	By:	/s/ William M. Schaefer
William M. Schaefer, CFO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued May 8, 2025
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document